UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2017
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-13697	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

Item 2.02 Results of Operations and Financial Condition.
The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On October 26, 2017, Mohawk Industries, Inc., issued a press release announcing its third quarter financial results. A copy of the press release is attached hereto and hereby incorporated by reference as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated October 26, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	October 26, 2017	By:	/s/ James F. Brunk
James F. Brunk
V.P. & Corporate Controller

INDEX TO EXHIBITS

Exhibit

99.1	Press release dated October 26, 2017